                                                                   EXHIBIT 10.21

                  *** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

                                    AGREEMENT

         This Agreement is made effective December 20, 2002 (the "Effective Date"), by and among ICN Pharmaceuticals, Inc., a Delaware corporation, with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("ICN"), Ribapharm Inc., a Delaware corporation with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("Ribapharm"), Devron Averett, an individual residing at [...***...] ("Averett"), and Anadys Pharmaceuticals, Inc., a Delaware corporation, with offices at 9050 Camino Santa Fe, San Diego, California 92121 ("Anadys"), with ICN and Ribapharm being collectively referred to herein from time to time as "Licensors", and ICN, Ribapharm, Averett and Anadys being collectively referred to herein from time to time as the "Parties".

                                   WITNESSETH

         WHEREAS ICN and Averett entered into a letter agreement effective January 22, 1999 (the "1999 Letter Agreement"), wherein ICN licensed various intellectual property rights to Averett, a true and correct copy of which is attached hereto as Exhibit A;

         WHEREAS ICN and Averett entered into a license agreement effective October 11, 1999 (the "1999 License Agreement"), wherein ICN licensed various intellectual property and compound rights to Averett, a true and correct copy of which is attached hereto as Exhibit B;

         WHEREAS in March 2000, Averett (i) sublicensed to Anadys, formerly known as Scriptgen Pharmaceuticals, Inc., all of his rights arising from the 1999 Letter Agreement and 1999 License Agreement and (ii) granted to Anadys a power of attorney; a true and correct copy of such sublicense agreement is attached hereto as Exhibit C.

         WHEREAS ICN has transferred certain of the relevant intellectual property rights to Ribapharm in 2002; and

         WHEREAS a dispute exists among the Parties as to whether the "1999 License Agreement" supercedes the "1999 Letter Agreement", and additional disputes have arisen among the Parties with respect to their various rights and obligations under the 1999 Letter and 1999 License Agreements (the "Dispute").

         NOW THEREFORE the Parties have agreed to a full and final settlement of the Dispute under the terms and conditions set forth below.

                                    AGREEMENT

         In consideration of the above, and the mutual covenants set forth in this Agreement, and other good and valuable consideration received by the Parties, the Parties agree as follows.

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         1. Definitions and Interpretation

         1.1. "Active Metabolite" means any chemical entity, whose detection and structure are demonstrable to the satisfaction of reviewers at either the US FDA or the Journal of Medicinal Chemistry, that is derived from a Compound after administration of a Compound to humans, provided that such derived chemical entity both retains specific biological activity in an assay in which the compound is active and is produced in sufficient quantity in humans after administration of a Compound to humans such that the arithmetic result of the biological activity of the active metabolite multiplied by the levels achieved in human plasma is at least [...***...] percent ([...***...]%) of the result of a similar arithmetic operation applied to a Compound or Prodrug. Furthermore, a derived chemical entity is an Active Metabolite only if it retains [...***...] of the structural integrity (atoms and their covalent bonds) of the Compound.

         1.2.     "Compounds" means the following:

                  [...***...] (ICN Registry Number [...***...]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***...]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***... ]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***...]);

                                    [...***...]

                  [...***...] (ICN Registry Number [...***...])

                                  [...***...]

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                  and/or

                  [...***...] (ICN Registry Number [...***...]

                                    [...***...].

While not explicitly shown, the Compounds include their naturally occurring [...***...].

(In the event of a discrepancy between the name listed and the chemical structure, the structure controls.)

         1.3 "Inactive Metabolite" means any chemical entity, whose detection and structure are demonstrable to the satisfaction of reviewers at either the US FDA or the Journal of Medicinal Chemistry, that is derived from a Compound after administration of a Compound to humans, provided that such derived chemical entity is neither an Active Metabolite nor a Prodrug.

         1.4 "Anadys Prosecuted Applications" means those patent applications that are to be prosecuted by or at the direction of Anadys to secure formal patent protection with respect to any of the Intellectual Property Rights, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Among other things, Exhibit D-1, which is incorporated herein, identifies currently existing applications deemed to be Anadys Prosecuted Applications, which applications are identified in Exhibit D-1 as being prosecuted by Anadys. For ease of reference, Exhibit D-1 also identifies additional applications and patents which Anadys has only a license to under the terms of this Agreement, which applications and patents are identified in Exhibit D-1 as being prosecuted by Licensors. In addition, Anadys shall be able to prosecute additional claims within the Anadys Prosecuted Applications to both (i) intellectual property created or owned solely by Anadys and
                  (ii) intellectual property deriving from the subject matter disclosed in PCT applications US [...***...] and US [...***...], and corresponding and subsequent US and foreign applications and patents, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Subject to the provisions of this Agreement, Licensors own all rights in all Anadys Prosecuted Applications and applications claiming priority to the Anadys Prosecuted Applications.

         1.5 "Licensor Prosecuted Applications" means those patent applications that are to be prosecuted by or at the direction of ICN or Ribapharm to secure formal patent protection with respect to subject matter disclosed in PCT

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                  applications US [...***...] and US [...***...], and
                  corresponding and subsequent US and foreign applications and patents, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Exhibit D-2, which is incorporated herein, identifies applications deemed to be Licensor Prosecuted Applications. Licensor owns all rights in all Licensor Prosecuted Applications subject to the provisions of this Agreement.

         1.6 "Intellectual Property Rights" means the rights ICN or Ribapharm owns now, and/or during the term of this Agreement that were disclosed in any of US Patents [...***...] and [...***...], PCT applications [...***...] and [...***...], and corresponding, priority and subsequent US and foreign applications and patents, with respect to a) any of the Compounds, b) all Prodrugs and Metabolites of such Compounds, and c) all methods of using the Compounds, Prodrugs and/or Metabolites.

         1.7 "Metabolite" means a chemical entity that is an Active Metabolite and/or a Phosphorylated Metabolite, but expressly excludes the following compounds:[...***...], [...***...], [...***...], [...***...], and [...***...] and any other compounds that Licensors have commercialized or are actively pursuing in human clinical trials pursuant to an Investigational New Drug Application that has been filed with the United States Food and Drug Administration or equivalent filing with an equivalent foreign body at the time a Metabolite is identified pursuant to Section 2.3.

         1.8 "Net Sales" means, in relation to a Product, the gross amount received by Anadys, and its respective sublicensees from third parties that are not affiliates or sublicensees of the selling party (unless such affiliate or sublicensees is the end user of such Product, in which case the amount billed therefor shall be deemed to be the amount that would have been billed to a third party in an arm's-length transaction) for sales of Products to third parties, less the following items, as allocable to such Product (if not previously deducted from the amount invoiced): (a) trade discounts, credits or allowances;
                  (b) credits or allowances additionally granted upon returns, rejections or recalls (except where any such recall arises out of Anadys' or its sublicensee's gross negligence, willful misconduct or fraud); (c) freight, shipping and insurance charges; (d) taxes, duties or other governmental tariffs (other than income taxes); and (e) government mandated rebates. With regard to a Product that is comprised as part of one or more Products and in part of one or more other active ingredients that are not Products (a "Combination Product"), Net Sales shall be determined by multiplying Net Sales of such Combination Product (calculated in accordance with the preceding sentence) by the fraction A/A+B, in which A is the fair market value of the Product included in the Combination Product, and B is the fair market value of the other active ingredient(s) included in the Combination Product.

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         1.9 "[...***...]" means a chemical entity related to a Compound by incorporation into a Compound of a [...***...] at the [...***...]- or [...***...] - position, or a
                  [...***...],[...***...] or [...***...] at the [...***...] -
                  position.

         1.10 "Prodrug" means any chemical entity that upon or after administration to a human is transformed into a Compound, wherein said Compound and/or its metabolites are substantially the only pharmaceutically active metabolic products.

         1.11 "Product" means any human or animal pharmaceutical product containing, in whole or as a component, one or more of the Compounds, a Prodrug, or a Metabolite.

         1.12 In this Agreement, unless the context requires otherwise: the singular includes the plural and vice versa; words denoting persons include corporations, partnerships and other legal persons; a reference to a specified section, paragraph or schedule is a reference to that specified section, paragraph or schedule of this Agreement; the article and section headings are for convenience only and do not affect the interpretation of this Agreement; "including" means including without limitation; and a reference to a Party includes its successors and permitted assigns.

2.       Grant

         2.1 Licensors hereby grant to Anadys an exclusive (even as to Licensors), worldwide license to Intellectual Property Rights, with the right to sublicense, to develop, make, have made, market, import, export, distribute, use, offer for sale, sell, or have sold any of the Compounds, Prodrugs, and/or Metabolites. For clarity, the license grant in this Section
                  2.1 includes, without limitation, rights to the Intellectual Property Rights disclosed in any of the patents or applications listed in Exhibits D-1 or D-2. Simultaneously with the execution of this Agreement, Licensors shall execute an assignment to Anadys of all US and foreign patents corresponding to US Patent [...***...], US Patent [...***...], US Patent [...***...] and US Patent Application No. [...***...], which assignment is attached as Exhibit E to this Agreement. Licensors also grant Anadys a paid-up, irrevocable, non-exclusive, worldwide license to Licensor technical information related to the Compounds, but only for technical information in existence as of the Execution Date of this Agreement.

         2.2 During the term of this Agreement, Licensors agree not to sue, threaten to sue, or otherwise object to, Anadys, its sublicensees, assigns or others receiving any of Anadys' rights herein, under any existing or future Licensor patents with respect to developing, making, having made, marketing, importing, exporting, distributing, using, offering for sale, selling or having sold any of the Compounds, Prodrugs, and/or

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                  Metabolites, unless Anadys, its sublicensees, assigns or others receiving rights herein, sell a Combination Product (as defined in Section 1.8) which includes as a component of such Combination Product a proprietary compound owned or acquired by Licensors and not licensed herein.

         2.3 During the term of this Agreement, Licensors agree not to sue, threaten to sue, or otherwise object to, Anadys, its sublicenses, assigns or others receiving any of Anadys' rights herein, under any existing or future Licensor patents with respect to the formation, presence or activity of an Inactive Metabolite resulting from the administration of a Compound, Prodrug and/or Metabolite to a human. Prior to the determination of whether a metabolite is an Active Metabolite or an Inactive Metabolite, Anadys shall be free to synthesize and characterize all metabolites for the purpose of full structural characterization and determination of activity. If, after completion of the studies permitted pursuant to the immediately preceding sentence, it is determined that a metabolite is an Inactive Metabolite, then Anadys' rights with respect to such Inactive Metabolite shall be limited to those contained in this Section 2.3. If at any time a metabolite is determined to meet the criteria for an Active Metabolite as set forth in Section 1.1, Anadys will promptly notify Licensors of such determination and such metabolite will be deemed a Metabolite for the duration of this Agreement and all the rights to Metabolites as set forth in this Agreement will apply; provided, however, that if, within thirty (30) days of receiving such notification from Anadys, Licensors can show that as of the date of receiving the notification from Anadys, the identified metabolite has been commercialized by Licensors or is being actively pursued in human clinical trials by Licensors pursuant to an Investigational New Drug Application that has been filed with the United States Food and Drug Administration or equivalent filing with an equivalent foreign body, then such metabolite will be treated as an Inactive Metabolite with Anadys' rights restricted to the freedom to operate considerations in this Section 2.3. Once a determination is made that a metabolite is an Inactive Metabolite, Anadys' rights with respect to Inactive Metabolites are limited to the context of administration of the Compound to a human and the freedom to operate considerations in this Section 2.3.

 3.      Royalty

         3.1 Anadys will pay a royalty to Licensors based on Net Sales of all Products, computed on a country by country basis, as follows. The royalty shall be [...***...] percent ([...***...]%) of the Net Sales for those Products containing a Compound, and shall be [...***...] percent ([...***...]%) of the Net Sales for those Products containing a Prodrug or Metabolite. Only a single royalty shall be paid on sales of Product no matter how many patents licensed under the Intellectual Property Rights contain claims encompassing Product. In any event, the royalty payments due for each

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                  Product in each country shall terminate upon the expiration of the last patent within the Intellectual Property Rights in that country having a claim reading on the Product.

         3.2 Royalties shall be remitted to Ribapharm quarterly, no later than sixty (60) days following the end of each calendar quarter, and shall be calculated according to then-applicable United States Generally Accepted Accounting Standards ("GAAP").

         3.3 Anadys shall pay a minimum annual royalty (a "Minimum Annual Royalty") of [...***...] United States Dollars (US $[...***...]) for calendar year [...***...], [...***...]
                  United States Dollars (US $[...***...]) for calendar year 2007, and [...***...] United States Dollars (US $[...***...])
                  for each calendar year thereafter through [...***...].

                  3.3.1 The Minimum Annual Royalty shall be due and payable in advance, on or before the first day of December of the preceding year, (the "Due Date"), and will be credited as an advance payment of royalties which may accrue during the applicable calendar year.

                  3.3.2 In no event shall a Minimum Annual Royalty payment be carried over as a pre-payment of royalties for any subsequent year, nor shall any minimum royalty payment be refunded in whole or in part.

                  3.3.3 In the event that Anadys fail to make any minimum annual royalty within ninety (90) days following any Due Date, all of the Granted Rights shall automatically revert back to Licensors. Any such result is subject to the cure provision of subsection 6.3.

         3.4 All applicable taxes relating to the sale of Products are the responsibility of Anadys, its sublicensee, and assignees, and shall not be charged to or against Licensors.

         4.       Special Duties and Responsibilities of Licensors

         4.1 At their own expense, Licensors will execute the documents which constitute Powers of Attorney attached to this Agreement as Exhibits F and letters to foreign associates, and will comply with and honor the terms of such documents.

         4.2 To assist Anadys in prosecuting the Anadys Prosecuted Applications, Licensors will offset the actual out-of-pocket costs of Anadys' expenses in prosecuting the Anadys Prosecuted Applications up to a maximum of [...***...] United States Dollars (US $[...***...]). Licensors agree to pay such expenses within thirty (30) days of receiving written invoices from Anadys indicating such costs.

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         4.3 At all times during the Term of this Agreement, Licensors will fully cooperate with Anadys in the prosecution of all the Anadys Prosecuted Applications, including, but not limited to, promptly signing all declarations, powers of attorney, and other papers needed to be executed to further the prosecution of such applications.

         4.4 Within sixty (60) days, after receiving written notice from Anadys that an Anadys Prosecuted Application has been issued as a patent in a country, and after establishing in good faith that (a) the claims of such patent do not extend beyond the Intellectual Property Rights, and that (b) an assignment to Anadys will not adversely affect the prosecution of any of Licensor Prosecuted Applications, Licensors will execute an assignment assigning such patent to Anadys. Such an assignment is voided ab initio if the assigned patent subjects any of Licensor or Anadys Prosecuted Applications to any rejections that may be overcome by showing the co-ownership of the assigned patent and the rejected application, provided, in no event shall an assignment be voided more than four (4) years after its execution. Licensors or Anadys shall notify the other in writing if the assignment is voided, and will provide written documentation establishing that the co-ownership is necessary. If an assignment is voided pursuant to this subsection 4.4, Anadys shall retain an exclusive worldwide license to the affected Anadys or Licensor Prosecuted Application as set forth in subsection 2.1. In the event of any dispute between the Parties under this subsection 4.4, the Parties agree to submit such a dispute to an independent patent attorney mutually selected by the Parties, and the decision of the patent attorney shall be binding.

         4.5 For the first Product proposed to be commercialized for each of the Compounds (or its Prodrugs or Metabolites), Licensors shall make milestone payments to Anadys as follows:

                  4.5.1    [...***...] United States Dollars (US $[...***...])
                           upon filing of an Investigational New Drug
                           Application with the United States Food and Drug Administration (the "FDA") for the proposed Product;

                  4.5.2    [...***...] United States Dollars (US $[...***...])
                           upon regulatory approval to initiate Phase 2 studies of the proposed Product;

                  4.5.3    [...***...] United States Dollars (US $[...***...])
                           upon regulatory approval to initiate Phase 3 studies of the proposed Product; and

                  4.5.4    [...***...] United States Dollars (US $[...***...])
                           each for the first two proposed Products and [...***...] United States Dollars (US $[...***...])
                           for each proposed Product thereafter, upon regulatory approval by the FDA for commercial sale of the proposed Product.

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                  4.5.5 Such payments shall be due and payable upon written notification to Licensors by Anadys or their duly authorized agents, of the occurrence of the triggering event.

         4.6 Failure by Licensors to make any milestone payment within ninety (90) days of such written notification shall automatically result in a fully paid-up, worldwide, irrevocable, exclusive license to Anadys and their sublicensees for the corresponding Product. Any such result is subject to the cure provision of subsection 6.3.

         4.7 Licensors shall be jointly and severally liable for all Licensor obligations under this Agreement.

5.       Special Duties and Responsibilities of Anadys and Averett

         5.1 At all times during the Term of this Agreement, Anadys and Averett will fully cooperate with Licensors in the prosecution of all the Licensor Prosecuted Applications, including, but not limited to, promptly signing all declarations, powers of attorney, and other papers needed to be executed to further the prosecution of such applications.

         5.2 Anadys shall use commercially reasonable efforts to commercialize the Compounds, Prodrugs, and/or Metabolites.

         5.3 Anadys shall ensure that no Products will be marketed using the names ICN(R) or Ribapharm(TM) without written permission of the respective owner.

6.       Term and Termination

         6.1 The Term of this Agreement shall be effective on a country by country basis from the Effective Date set forth above until the last patent within the Intellectual Property Rights claiming any of the Compounds, Prodrugs, or Metabolites shall expire in that country, and shall continue in full force and effect, unless terminated earlier according to the provisions hereof.

         6.2 Anadys may terminate this Agreement upon sixty (60) days written notice to Licensors, with or without cause, as to any of the Compounds, their Prodrugs or Metabolites of such Compounds, without further obligation on their part with respect to same except as to accrued hold harmless rights and accrued but unpaid royalties, by assigning back to Licensors all right, title, and interest that Anadys, its sublicensees, and assigns had previously obtained herein with respect to such Compounds, Prodrugs and Metabolites, and in such instance Anadys, its sublicensees, and assigns would thereupon also be relieved of their royalty obligations with respect to such Compounds, Prodrugs and Metabolites.

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         6.3 If any Party fails to perform any of its material obligations under this Agreement, the non-defaulting Parties may give written notice of the default to the defaulting Party. Unless such default is cured within sixty (60) days after such notice, the non-defaulting Party may give a final written notice of the default to the defaulting Party. If the default is not cured within thirty (30) days after such final notice, the Agreement may be terminated. Notwithstanding the foregoing, to the extent a material breach of this Agreement relates to one or more Compounds, Metabolites, Prodrugs, or Products, but not all Compounds, Metabolites, Prodrugs or Products, then any termination of this Agreement in accordance with this Section 6.3 shall apply solely to the affected Compound(s), Metabolite(s), Prodrug(s) or Product(s) only, and in such case this Agreement will remain in full force and effect with respect to the Compounds, Metabolites, Prodrugs or Products that are not terminated. If this Agreement is terminated by Anadys under this Section 6.3 for the willful breach by Licensors of Section 4.1, 4.2, 4.3 or 4.4, then the financial obligations of Anadys and its sublicensees under this Agreement with respect to the Compound, Metabolite, Prodrug affected by such breach shall be extinguished and Anadys shall have a fully paid-up, worldwide, irrevocable, exclusive license to (a) such Compound, Prodrug, and/or Metabolite, and (b) to the Intellectual Property Rights associated therewith.

         6.4 In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party are, and shall otherwise be deemed, for purposes of
                  Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses or rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all Intellectual Property Rights licensed hereunder, including without limitation, any patents or patent applications in any country of a Party covered by the license grants under this Agreement are part of the definition of "intellectual property" under the Bankruptcy Code or any similar law or regulation in any other country.

         6.5 All provisions of this Agreement required to interpret and enforce the Parties' rights and obligations under this Agreement also will survive to the extent required for the full observation and performance of this Agreement by the Parties. The termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any other Party under this Agreement prior to such termination or expiration, including, but not limited to, injunctive relief, and any damages arising from any breach hereunder.

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7.       Records and Record Keeping

         7.1 Beginning the calendar quarter following execution of this Agreement, Anadys shall submit written quarterly reports to Ribapharm notifying Licensors of (i) any Prodrugs or Metabolites that have been identified in the preceding quarter and (ii) summarizing what trials and non-clinical work is being conducted in an effort to bring Products to market. Upon receipt of the first regulatory approval for any of the Products, Anadys shall submit royalty reports with each quarterly payment, setting forth the quantity and net selling price of each Product sold in that quarter and the date of such sale, and the total amount of royalties being paid for that quarter.

         7.2 Anadys will keep and shall require its sublicensees and assignees to keep, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish compliance with the terms and conditions of this Agreement. Such records shall be maintained for a period of at least five (5) years from the end of the reporting period to which they relate.

         7.3 During the term of this Agreement with at least thirty (30) days' prior written notice to Anadys, Licensors have the right to have a duly authorized independent agent or representative of its selection audit, inspect, and verify all books, records, and supporting documentation relating to the royalties contemplated herein, whether kept by Anadys, its sublicensees, assignees or others receiving any of Anadys' rights herein, at a place mutually agreed upon by the Parties involved during regular business hours. Such audit shall be for the purpose of verifying compliance with the terms and conditions of this Agreement, including verification of reports and payments made hereunder. Other information disclosed during such audit shall be considered confidential to the audited Party and shall not be revealed to Licensors by their agent or representative other than as required under the audit provisions of this subsection 7.3.

         7.4 Should Licensors or their representatives determine that a royalty deficiency exists, such deficiency shall become immediately due and owing, and shall be subject to interest at a rate equal to the lesser of: [...***...] of the sum of the then current US annual prime rate and [...***...] percent ([...***...]%) per month, or the maximum interest rate allowed by law. Said interest shall accrue and be calculated from the date the corresponding royalty was originally due. In the event an audit shall disclose a royalty deficiency of greater than [...***...] percent ([...***...]%), the costs of such audit shall be borne by Anadys.

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8.       Licensing, Sublicensing and Assigning

         8.1 Anadys shall ensure that all of their sublicensees, assignees, and others receiving any of Anadys' rights herein ("Other Parties") are subject to the same royalties, duties and responsibilities, and other obligations required of Anadys herein, as though each such entity had been a party to this Agreement. This Agreement binds all such Other Parties.

         8.2 This Agreement shall be attached as an Exhibit to any such agreement ("Other Party Agreement") under which all Other Parties receive any of any of Anadys' rights herein. Anadys shall have the right to redact the financial terms from this Agreement prior to attaching it as an Exhibit.

         8.3 Within 30 days of the execution or modification of any Other Party Agreement, Anadys shall furnish Licensors with a true and complete copy of same.

         8.4 Any Party may assign any of its rights or obligations under this Agreement, provided, however, that such assignment shall not relieve the assigning party or its assigns of the responsibilities for performance under this Agreement. Each assigning party shall provide written notice to the other Parties of any assignment within thirty (30) days.

         8.5 For purposes of this Agreement, the Parties are not joint venturers, partners, principal and agent, master and servant or employer and employee. With respect to the subject matter of this Agreement, the Parties have no power to bind or obligate each other in any manner, other than as expressly set forth in this Agreement. A change of this relationship, however, is not precluded by this Agreement.

9.       Patent Application and Maintenance

         9.1 Licensors are responsible for prosecution fees and costs with respect to all Licensor Prosecuted Applications.

         9.2 Licensors covenant and agree that they will not, prior to [...***...], intentionally abandon any Licensor Prosecuted Application (including by virtue of issuance of any patents) for which a continuation or divisional application has not been filed unless they give Anadys at least one hundred twenty
                  (120) days prior written notice (unless such period of advance notice is not possible due to no fault of Licensors' or their counsel, in which case the maximum possible notice under such shorter period shall be provided) of such intended abandonment or issuance; provided, however, that the unavoidable abandonment of a Licensor Prosecuted Application will not be deemed a breach of this Section 9.2 so long as Licensors actively pursue any revival possibilities; and provided further, that if Anadys at its sole discretion no longer needs access to a particular Licensor Prosecuted Application, Anadys shall give notice of

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                  such fact to Licensors and as of the date of Licensors' receipt of such notice, such Licensor Prosecuted Application shall no longer remain subject to this Section 9.2. For purposes of this Section 9.2, "intentionally abandon" shall include, without limitation, Licensors' or Licensors' counsel's failure to respond to a notification of an upcoming abandonment or the failure to take action which leads to an abandonment.

         9.3 Subject to subsection 4.2, Anadys is responsible for prosecution fees and costs with respect to all Anadys Prosecuted Applications.

         9.4 Anadys has no obligation to pursue or maintain any of the Anadys Prosecuted Applications.

         9.5 Both Licensors and Anadys shall promptly notify the other, in writing, upon the issuance of any patent issued from the Anadys Prosecuted Applications or Licensor Prosecuted Applications claiming Intellectual Property Rights or claiming priority to PCT applications US[...***...], or US [...***...] or US provisional applications [...***...], [...***...], [...***...] or [...***...] and promptly upon receiving any notice of allowance related to the foregoing.

10.      Infringement

         10.1 None of the Parties has any obligation to enforce any patents issuing under the Intellectual Property Rights. However, if called upon by another Party to assist in a legal action against an alleged infringer, each of the Parties will assist to the best of its abilities, provided that it is compensated for reasonable out-of-pocket expenses on an ongoing basis for such assistance.

         10.2 In the event that a Party does take legal action against an alleged infringer of any of the Intellectual Property Rights at its own expense, then such acting Party is under no obligation to distribute any awards that may arise from such legal action to the other Parties.

11.      Validity and Enforceability

         11.1 Anadys and Averett agree that they will not challenge directly or indirectly the validity or enforceability of any patents issued from Licensor Prosecuted Applications of which patents Averett is an assignor.

         11.2 Licensors agree that they will not challenge directly or indirectly the validity or enforceability of any patents issued from Anadys Prosecuted Applications of which patents Licensor is an assignor.

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         11.3 The parties agree that the failure of either party to satisfy its obligations set forth in any of Sections 4.1, 4.3, 4.4, 5.1, 5.3 and 14.13, will subject the non-breaching party to immediate and irreparable harm that will leave the non-breaching party without an adequate remedy at law, and entitle the non-breaching party to immediate injunctive relief in a court of law to compel the breaching party to comply with its obligations under paragraphs 4.1, 4.3, 4.4, 5.1, 5.3 and 14.13, as well as such further relief as may be granted by a court of competent jurisdiction.

12.      Representations And Warranties

         12.1 Licensors (as well as their employees and agents) make no representation or warranty as to the patentability of the Intellectual Property Rights.

         12.2 Licensors and Anadys (as well as their employees and agents) make no representation or warranty with respect to any aspect of the drafting, prosecution, or content of the Licensor Prosecuted Applications, the Anadys Prosecuted Applications, or any patents maturing from any such applications, except that Licensors represent and warrant that to their best knowledge they have fully disclosed all existing issued patents related to Intellectual Property Rights, all existing Anadys Prosecuted Applications and all existing Licensor Prosecuted Applications to Anadys. Should Licensors become aware of any other existing patents and applications related to Intellectual Property Rights, Licensors will promptly disclose them to the Anadys and provide to Anadys copies of such patents and applications.

         12.3 Licensors represent and warrant that they own the Intellectual Property Rights and that they have full right and power to grant the licenses and assignments contained herein. Licensors represent and warrant that to their best knowledge their rights to the listed patent applications and patents set forth in Exhibits D-1, D-2 and E are unencumbered by any liens, security interests, or other rights or claims of any third party, and that no other person or entity has or shall have any claim of ownership, except as defined by this Agreement. Licensors also represent and warrant that to their best knowledge they have not assigned or transferred Intellectual Property Rights to any third party, except as provided for under this Agreement, and they know of no fact that does or could materially adversely affect the rights granted to Anadys under this Agreement.

         12.4 LICENSORS AND ANADYS (AS WELL AS THEIR EMPLOYEES AND AGENTS) MAKE NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER HEREIN OR DEFINED BY THE CLAIMS OF ANY OF THE LICENSOR PROSECUTED

                                     14 of 23

                  APPLICATIONS, THE ANADYS PROSECUTED APPLICATIONS, OR ANY PATENTS MATURING FROM ANY SUCH APPLICATIONS.

         12.5 Anadys shall not indemnify, but will hold harmless Licensors, their employees, agents, consultants and representatives, from and against all liability, demands, damages, expenses, and losses, including, but not limited to, death, personal injury, illness, or property damage in connection with or arising out of the design, manufacture, distribution, or use by Anadys, its sublicensees, assignees, or others receiving any of Anadys' rights herein, of any Product or materials or other products of processes developed in connection with or arising out of any of Anadys' rights herein.

         12.6 Each of the Parties warrants that it has all requisite legal and (where appropriate) corporate power and authority to carry on its business and to perform its obligations under this Agreement. Each Party warrants that it has taken all action necessary for the execution and delivery of this Agreement and the performance of its obligations under this Agreement. Each of the corporate entities warrants that the person(s) executing this Agreement on its behalf has all necessary corporate powers and have been duly authorized to execute and deliver this Agreement on its behalf.

13.      Release

         13.1 Except for the liabilities and obligations arising out of this Agreement, the Licensors, for themselves and to the full extent that execution of this Agreement renders it legally possible, for each of their predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, release and forever discharge Anadys and Averett, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which each Licensor ever had, or now has, against Anadys or Averett, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any acts or omissions of Anadys or Averett taken at any time prior to Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action known or suspected that relate in any manner to the Dispute.

         13.2 Except for the liabilities and obligations arising out of this Agreement, Anadys, for itself and to the full extent that execution of this Agreement

                                     15 of 23
                  renders it legally possible, for its predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, release and forever discharge Licensors herein, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which Anadys ever had, or now has, against Licensors, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any actions or omissions of Licensors taken at any time prior to the Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action know or suspected that relate in any manner to the Dispute.

         13.3 Except for the liabilities and obligations arising out of this Agreement, Averett, for himself and to the full extent that execution of this Agreement renders it legally possible, for each of his predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, releases and forever discharges Licensors herein, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which Averett ever had, or now has, against Licensors, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any actions or omissions of Licensors taken at any time prior to the Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action know or suspected that relate in any manner to the Dispute.

         13.4 Each of the Parties hereto acknowledges that it is aware of, has read, has had explained to it by its attorneys, understands and expressly waives any and all rights it has or may have under California Civil Code Section 1542 and every like provision in any foreign jurisdiction. Section 1542 provides as follows:

                           "A general release does not extend to
                           claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if

                                     16 of 23
                           known by him must have materially affected his settlement with the debtor."

         13.5 Each of the Parties hereto acknowledges that it may later discover facts different from or in addition to those which it knows or believes to be true with respect to these released claims, and it agrees that, in such event, this Agreement shall nevertheless remain effective in all respects, notwithstanding such different or additional facts or the discovery of those facts, except as to facts represented, warranted, and/or covenanted under this Agreement.

14.      General

         14.1 This Agreement may not be altered or otherwise amended except by an instrument in writing signed by each of the Parties; provided, however, that an alteration or amendment to this Agreement shall not require Averett's signature unless Averett's rights hereunder are prejudiced by such amendment.

         14.2 None of the Parties herein may waive or release any of its rights under this Agreement except if the same be in writing. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term by any of the other Parties.

         14.3 The failure or omission by a Party in the performance of any obligation under this Agreement will not be deemed a breach of this Agreement or create any liability if it arises from any cause or causes beyond the control of the Party, such as strikes, riots, war, acts of God, invasion, fire, explosion, floods, delay of carrier, shortage or failure in the supply of materials, energy shortage and acts of government or governmental agencies or instrumentalities. If due to such an event a Party is delayed or hindered in or prevented from the performance of its duties or doing acts required under the terms of this Agreement, the performance of such act will be excused for the period of the delay not to exceed ninety (90) days. A Party subject to such an excusable delay will take all reasonable steps to resolve any condition forming the basis of the delay.

         14.4 All notices, consents, requests, waivers and other communications in connection with this Agreement: must be in writing, signed by an authorized officer of the sender, and sent by personal delivery, fax (with confirmation copy), internationally recognized courier, or certified or registered mail, postage prepaid (airmail where applicable); will be deemed to be given when actually received; and must be sent to the receiving Party at the address or fax number, as applicable, set forth

                                     17 of 23
                  below, or any replacement address or fax number notified to the sender by notice actually received by the sender.

                  above, or any replacement address or fax number notified to the sender by notice actually received by the sender.

         If to Devron Averett:
                  Devron Averett, Ph.D.
                  [...***...]

         If to Anadys:
                  Anadys Pharmaceuticals, Inc.
                  9050 Camino Santa Fe
                  San Diego, CA 92121
                  Attn: Michael Kamdar, Vice President, Corporate Development

         With copy to:
                  Elizabeth E. Reed,
                  Senior Director, Legal Affairs

         If to ICN Pharmaceuticals:
                           3300 Hyland Avenue
                           Costa Mesa, CA 92626
                           Attn: Harry Roosje, VP Legal

         If to Ribapharm, Inc:
                           3300 Hyland Avenue
                           Costa Mesa, CA 92626,
                           Attn: Roger Loomis, General Counsel

         14.5 Except as expressly provided otherwise in this Agreement, all legal and other costs and expenses incurred in connection with the negotiation and entering into of this Agreement and the transactions contemplated by this Agreement will be paid by the Party incurring such costs or expenses. Notwithstanding the foregoing, a Party prevailing in a litigation shall be entitled to recover attorney's fees and costs as a result of the successful enforcement of the terms of this Agreement.

         14.6 Except as expressly provided elsewhere in this Agreement, each Party will at its expense promptly execute and deliver any further instruments and documents and take any further action as the other Party may reasonably request in order to give effect to the transactions contemplated by this Agreement.

         14.7 The Parties have participated jointly in the negotiation and drafting of this Agreement. If a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     18 of 23
                  burden of proof will arise favoring or disfavoring a party because of the authorship of any provision of this Agreement.

         14.8 The Exhibits identified in this Agreement are incorporated by reference and made a part of this Agreement.

         14.9 The provisions of this Agreement are severable, and in the event that any provision of this Agreement is determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining portions of this Agreement.

         14.10 This Agreement and the exhibits hereto contains the entire agreement between the Parties related to the subject matter herein, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement and the exhibits hereto. This Agreement supercedes the 1999 License Agreement and the 1999 Letter Agreement.

         14.11 This Agreement will be governed by and construed in accordance with the laws of the State of California.

         14.12 This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed to be an original and all of which together will constitute one and the same agreement.

         14.13 The Parties agree that the material terms of this Agreement will be considered confidential information of the Parties. Notwithstanding the foregoing, each Party shall have the right to disclose the material terms of this Agreement (a) in confidence to any bona fide potential investor, investment banker, acquirer, merger partner or other potential financial partner, and where reasonably practicable, shall obtain an adequate agreement of confidentiality consistent with the terms of this Agreement; (b) to exercise its rights under this Agreement and in connection with regulatory filings or to comply with applicable laws or regulations or valid court orders; and/or (c) to record assignment documents. Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the material terms of this Agreement pursuant to (b) above, it will give reasonable advance written notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information or a protective order related to such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of the material terms of this Agreement. The parties also agree that the reports and disclosures made under Section 2.3 and Section 7.1 shall be deemed "Confidential Information" and shall be subject to the terms of the Confidentiality and Non-Disclosure Agreement dated as of the date hereof by and between the Parties and attached hereto as Exhibit G.

                                     19 of 23

         14.14 The obligations of the parties under Sections 5.3, 11.1, 11.2, 12.5, 13 and 14.13 shall survive the termination of this Agreement.

         In Witness whereof, the Parties have caused this Agreement to be signed, effective as of the Effective Date set forth above.

ICN PHARMACEUTICALS, INC.


By: /s/ Harry Roosje
    ------------------
    Harry Roosje
    V.P. Legal


RIBAPHARM INC.


By: /s/ Johnson Lau
    ---------------------------
    Johnson Lau, MD, Ph.D.
    Chief Executive Officer


DEVRON AVERETT


/s/ Devron Averett
-------------------


ANADYS PHARMACEUTICALS, INC.


By: /s/ Kleanthis G. Xanthopoulos
    ------------------------------------

       Kleanthis G. Xanthopoulos, Ph.D.
       President and CEO

            [SIGNATURE PAGE TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                     20 of 23

                                   EXHIBIT A



ICN Pharmaceuticals, Inc.            [LOGO]

                                January 22, 1999

BY HAND

Mr. Devron R. Averett
[...***...]
[...***...], [...***...]

      Dear Devron:

      As we have discussed, [...***...]. After due review and consideration, and [...***...], it is the intent of the Company to license these compounds to you on a contract basis, by compound.

      Subject to the negotiation of a definitive License Agreement, the Company and yourself ("Averett") hereby agree as follows:

      1. The compounds subject to this Agreement ("Compound(s)") are listed in
Exhibit 1, appended to this Agreement.

      2. Nothing in this Agreement is to be construed as limiting [...***...]. On a compound by compound basis, the Company will [...***...] and [...***...] as to [...***...]. This [...***...] shall be [...***...].

      3. Should the Company [...***...], or [...***...], Averett shall [...***...].

      4. Averett and the Company shall have 120 days in which to decide to license said compound(s) and negotiate a definitive license agreement. Should the parties be unable to negotiate terms satisfactory to both parties, the Company shall have the right to seek other licensees. However, the Company will not enter into a license agreement with a third party with respect to such compound on terms and conditions which, in the aggregate, are more favorable than those offered to Averett unless Averett has i) declined in writing to accept such terms or ii) has not responded after a period of sixty (60) days from the date of such offer.

      5. However, should the [...***...], the Company shall [...***...].

      6. With respect to those compounds that the Company [...***...], the Company's continuing [...***...]. Thus, the Company agrees [...***...]. Averett shall have the right to a semi-annual executive summary of the progress of said Compound(s) in development [...***...]. Averett agrees to hold information received in such executive summary confidential upon terms customarily associated with confidential disclosures.

      7. Should any dispute arise between the parties regarding any terms of this agreement, said dispute shall be submitted for arbitration through an agreed arbitrator with expertise in the field.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

      Should these terms meet with your approval, please execute in the designated space and return to me.

                                        ICN Pharmaceuticals, Inc.



                                        /s/ David C. Watt
                                        ----------------------------------------
                                        David C. Watt
                                        Executive Vice President, General
                                        Counsel and Corporate Secretary

Agreed and Accepted this 22nd day of January, 1999.


Signature: /s/ Devron R. Averett
          --------------------------
               Dr. Devron R. Averett

EXHIBIT 1: Compounds per the ICN/Averett License Agreement

ICN Registry Number          Compound name, as in ICN Registry
-------------------          ---------------------------------
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]
[...***...]                           [...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT B



                                LICENSE AGREEMENT

      This Agreement is made effective this 11th day of October, 1999 by and between ICN Pharmaceuticals, Inc., a Delaware corporation with offices at 3300 Hyland Avenue, Costa Mesa, California 92626, (hereinafter referred to as "ICN"), and Devron R. Averett, an individual with an address of [...***...], [...***...], [...***...], [...***...], (hereinafter referred to as "Averett").

WITNESSETH:

      WHEREAS, ICN has a substantial library of proprietary compounds which may be suitable for use as human pharmaceutical products; and

      WHEREAS, Averett acquired knowledge relating to ICN's proprietary compounds during the course of his employment as Senior Vice President for Research and Development at ICN, and wishes to further develop ICN's proprietary compounds on his own behalf; and

      WHEREAS, Averett wishes to obtain a license to use the know how and data developed by ICN concerning ICN's proprietary compounds.

      NOW THEREFORE, in consideration of the above and foregoing, and the mutual covenants, promises and undertakings contained herein, the parties intending to be legally bound hereby agree as follows:

      1. a. GRANT OF LICENSE. Subject to the terms and conditions contained herein, during the term of this Agreement as set forth below, ICN hereby grants to Averett an exclusive right and license to further develop or have developed, produce or have produced, make or have made, use or have used, sell or have sold, and promote or have promoted the compounds described as [...***...] (ICN Registry Number [...***...]); [...***...] (ICN Registry Number [...***...]);
[...***...] (ICN Registry Number [...***...]); [...***...] (ICN Registry Number
[...***...]); [...***...] (ICN Registry Number [...***...]); [...***...] (ICN
Registry Number [...***...]); (collectively the "ICN Compounds") for use as human pharmaceutical products, (the "Products") on a worldwide basis.

      b. SCOPE. Without limiting in any way the rights described above, the grant of right and license to the listed compounds shall also include copies of all intellectual property, assignment documentation, patent applications, synthetic routes, primary data, results of tests, data sheets, data summaries, correspondence, publications, and disclosures related to said compounds (collectively, the information), and all existing physical samples of said compounds, except that ICN may retain copies of the information and a 10 mg (ten milligram) sample of each compound for archival purposes. ICN agrees to not submit such archival samples to any other entity for any purpose unless compelled by legitimate court order. In addition, this grant of right and license includes any and all metabolites of such compounds as may be subsequently identified, and shall not limit Averett's rights in any way to improve upon said compounds by the identification of prodrugs or other modified forms as may be identified in the course of development. Also, this agreement does not provide to ICN any rights to any inventions by Averett in the ordinary course of his activities.

      2. ROYALTY. In Consideration of the grant of the exclusive license set forth above, Averett shall pay to ICN a royalty of [...***...] percent ([...***...]%) of the Net Sales of the Products. In

                                             ***CONFIDENTIAL TREATMENT REQUESTED
the event that the commercialized form of the Product is a chemically distinct form of a compound described in Section 1a, which upon administration gives rise to a compound described in Section 1a, Averett shall pay to ICN a royalty of [...***...] percent ([...***...]%) of the Net Sales of the Products. For purposes of this Agreement, "Net Sales" shall mean the total revenues generated by Averett from the sale, supply, or sublicense of a Product, less returns and refunds. Said royalty shall be remitted to ICN quarterly, no later than sixty
(60) days following the end of each calendar quarter, and shall be calculated according to United States Generally Accepted Accounting Standards ("GAAP").

Averett shall pay a minimum annual royalty of fifty thousand dollars ($ 50,000.00) for calendar year 2004, seventy five thousand dollars ($ 75,000.00) for calendar year 2005, and one hundred thousand dollars ($ 100,000.00) for each calendar year thereafter for a period equivalent to the currently existing patent term for any marketed compound listed in Section One (a) of this agreement. The minimum annual royalty set forth above shall be due and payable in advance, on or before the first day of December of the preceding year, (the "Due Date") and will be credited as an advance payment of royalties which may accrue during the applicable calendar year. In no event shall a minimum annual royalty payment be carried over as pre payment of royalties for any subsequent year, nor shall any minimum annual royalty payment be refunded in whole or in part. In the event that Averett fails to make any minimum annual royalty within ninety (90) days following any Due Date, the license granted in Section One hereof, shall automatically terminate.

      3. AVERETT'S PERFORMANCE; MILESTONES. During the continuance of this Agreement, Averett shall use commercially reasonable efforts to commercialize the ICN Compounds and bring products stemming therefrom to market. For each compound listed in Section One (a) ICN shall pay Averett milestone payments as follows: fifty thousand dollars ($ 50,000.00) upon filing of an IND with the U.S. FDA, seventy five thousand dollars ($ 75,000.00) upon regulatory approval to initiate Phase 2 studies, one hundred thousand dollars ($ 100,000.00) upon regulatory approval to initiate Phase 3 studies, and two hundred thousand dollars ($ 200,000.00) upon approval for commercial sale by the FDA. Such payment shall be due and payable upon written notification to ICN by Averett or his duly authorized agent. Failure to make any milestone payment within 90 days following said notification shall result in forfeiture by ICN to any rights described under this agreement, and result in a fully paid-up exclusive license (exclusive even with respect to ICN) to the compounds described in this agreement.

      4. TERM AND TERMINATION. This Agreement shall be effective from the date of its execution, which is set forth above, and shall continue in full force and effect in perpetuity unless terminated earlier according to the provisions hereof. Notwithstanding anything to the contrary contained herein, in the event that Averett is in default in the performance of any obligation under this Agreement, and the default has not been cured within ninety (90) days following written notice of such default, ICN may terminate this Agreement by written notice. Averett shall have the right to terminate this agreement by giving ICN ninety (90) days written notice thereof. In the event that ICN is in default in the performance of any obligation under this agreement, and the default has not been cured within ninety (90) days following written notice of such default, [...***...].

      In the event Averett becomes insolvent, files a petition in bankruptcy, has such a petition filed against him, determines to file a petition in bankruptcy, or receives notice of a third party's intention to file an involuntary petition in bankruptcy, Averett shall immediately notify ICN in writing.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

      Upon termination of this Agreement, Averett shall cease development, production, making, selling, and promoting the ICN Compounds and the Products, and all right, title, and interest therein shall revert to ICN automatically. Within ninety (90) days after termination hereunder, a final royalty report shall be submitted by Averett. Any royalty payments, or patent expense if applicable, shall become immediately due and payable upon termination.

      5. REPORTING AND RECORD KEEPING. Beginning the calendar quarter following execution of this Agreement, Averett shall submit quarterly reports to ICN detailing his efforts to bring the ICN Compounds to market. Upon receipt of the first regulatory approval for any ICN Product, royalty reports shall be included with each quarterly payment, setting forth the quantity and net selling price of each Product sold in that quarter and the date of such sale, and the total amount of royalties being paid for that quarter.

      Averett agrees to keep and shall require his sublicensees to keep, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish compliance with the terms and conditions of this Agreement. Such records shall be maintained for a period of five (5) years from the end of the reporting period to which they relate.

      6. AUDIT. During the continuance of this Agreement, ICN shall have the right to have a duly authorized agent, employee, or representative audit, inspect, and verify all books, records, and supporting documentation relating to the ICN Compounds or the Products, kept by Averett or his sublicensees, at Averett's or his sublicensees premises, or at a place mutually agreed upon by the parties involved. Such audit shall be for the purpose of verifying compliance with the terms and conditions of this Agreement, including verification of reports and payments hereunder. Should ICN or its representative determine that a royalty deficiency exists, such deficiency shall become immediately due and owing, and shall be subject to interest at a rate equal to the lesser of: one twelfth of the then current U.S. prime rate plus 0.5% per month, or the maximum interest rate allowed by law. Said interest shall accrue and be calculated from the date the corresponding royalty was originally due. In the event an audit shall disclose a royalty deficiency of greater than five percent (5%), the costs of such audit shall be born by Averett.

      7. SUBLICENSING. Averett may enter into sublicensing agreement(s) under his rights granted herein. Averett agrees that any sublicenses shall provide that the obligations to ICN shall be binding on the sublicensee as if it were a party to this Agreement. This Agreement shall be attached as an Exhibit to any sublicense granted by Averett.

      Any sublicenses granted by Averett shall provide for termination of the sublicense, or the conversion of the sublicense to a license between the sublicensees and ICN for the portion of the rights reverting to ICN, contingent upon acceptance by the sublicensee of the provisions of this Agreement, at the option of the sublicensee, upon termination of this Agreement.

Within thirty (30) days after the issuance or modification of any sublicense hereunder, Averett shall furnish ICN with a true and complete copy of the sublicense or any modification thereof. ICN shall be entitled to [...***...] percent ([...***...]%) of any sublicensing fee, lump sum, or milestone payment due under any sublicense granted by Averett in excess of any recoupment or reimbursement of Averett's development expenses, which shall be paid to ICN within forty five (45) days following the effective date of any sublicense agreement granted hereunder or the date of payment, if later.

      8. PATENT APPLICATION AND MAINTENANCE. Except as otherwise provided herein, Averett agrees to take responsibility for, but to consult with ICN in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the licensed rights, and shall furnish copies of all relevant patent related documents to ICN. [...***...]. Averett shall select registered patent attorneys or patent agents to provide services on behalf of Averett and ICN. ICN shall provide appropriate powers of attorney and other documents necessary to undertake such actions to the patent attorneys or patent agents providing such services. Averett shall provide ICN sufficient opportunity to comment on any document that Averett intends to file or to cause to be filed with the relevant intellectual property or patent office.

      In the event Averett fails to fully comply with his obligation to prepare, file, prosecute and maintain any and all patent applications or patents hereunder, ICN may by written notice to Averett, assume control thereof. If ICN so elects, Averett shall cooperate fully with ICN, its attorneys and agents, and provide ICN with complete copies of all documents or other materials that ICN deems necessary to undertake such responsibilities. Notwithstanding the above and foregoing, Averett shall be responsible for all costs associated with transferring patent responsibilities to ICN's agents or attorneys, and for all costs associated with said responsibilities during the continuance of this Agreement.

      9. REPRESENTATIONS AND WARRANTIES. ICN makes no representation or warranty as to the validity of any patents covering the ICN Compounds or of the scope of any of the claims contained therein or that the exercise of this license will not result in the infringement of other patents. Neither ICN nor its employees assume any liability whatsoever resulting from the exercise of this license. ICN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER HEREIN OR DEFINED BY THE CLAIMS OF ANY LICENSED PATENT RIGHTS.

      ICN does not represent that it will commence legal actions against third parties infringing the rights granted hereunder. Averett will have the right to prosecute such legal actions, and ICN will cooperate fully in any such legal actions initiated by Averett.

      Averett shall not indemnify but will hold harmless ICN, its employees, agents, consultants and representatives from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or rising out of the use by or on behalf of Averett, his sublicensees, employees, or third parties of any licensed rights, or the design, manufacture, distribution, or use of any Product or materials by Averett, or other products or processes developed in connection with or arising out of the licensed rights.

      10. GENERAL. Neither party may waive or release any of its rights under this Agreement except if the same be in writing. The failure of either ICN or Averett to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term by the other party. This Agreement contains the entire agreement between the parties relating to the subject matter herein, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by, and completely expressed by this Agreement. The provisions of this Agreement are severable, and in the event that any provision of this Agreement is determined invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining portions of this Agreement. This Agreement shall not be assigned by Averett without the

                                             ***CONFIDENTIAL TREATMENT REQUESTED
prior written agreement of ICN, except that Averett may and without such consent assign this agreement to a corporation ("Newco") in exchange for stock in Newco and any subsequent merger of Newco with or other acquisition of Newco by another corporation shall not be considered an assignment of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed, effective as of the date set forth above.

DEVRON R. AVERETT                ICN PHARMACEUTICALS, INC.

/s/ Devron R. Averett            By: /s/ David C. Watt
---------------------               --------------------------------
                                         David C. Watt
                                         Executive Vice President,
                                         General Counsel and Corporate Secretary

                                   EXHIBIT C



                              SUBLICENSE AGREEMENT

      SUBLICENSE AGREEMENT made as of the first day of March 2000, between Scriptgen Pharmaceuticals, Inc. ("Scriptgen") and Devron R. Averett ("Averett").

      WHEREAS, Averett desires to grant to Scriptgen an exclusive sublicense of compounds under that certain License Agreement dated October 11, 1999 (the "License Agreement") by and between Averett and ICN Pharmaceuticals, Inc. ("ICN") attached hereto as Exhibit A;

      WHEREAS , Scriptgen desires to obtain a license to use the compounds that are a subject of the License Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

      1. License. Averett hereby grants to Scriptgen an exclusive right and license to further develop or have developed, produce or have produced, make or have made, use or have used, sell or have sold, and promote or have promoted the compounds set forth in Section 1.a. of the License Agreement with the same scope as provided to Averett under Section 1.b. of the License Agreement. Scriptgen agrees that the obligations to ICN as set forth in the License Agreement shall be binding on Scriptgen as if it were a party to the License Agreement. Averett agrees that Scriptgen will be entitled to all of the rights and benefits of Averett under the License Agreement as if Scriptgen were a party to the License Agreement.

      2. Sublicense Fee. Scriptgen shall pay to Averett a sublicense fee of $[...***...] in connection with his grant of the license hereunder.

      3. Representations and Warranties. Averett represents and warrants that
(i) the License Agreement is in full force and effect and is the legal, valid and binding agreement of the parties thereto, (ii) there are no defaults currently existing or threatened under the License Agreement, (iii) Averett is not a party to or bound by any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, other than this Agreement and the License Agreement relating to the compounds set forth in Section 1.a. of the License Agreement and
(iv) Averett has full power and authority to enter into this Agreement and to grant the sublicense pursuant hereto.

      4. Covenants. Averett hereby covenants and agrees that he will (i) use his best efforts to perform his obligations under the License Agreement and to take all actions reasonably necessary to ensure that such License Agreement remains in full force and effect, (ii) notify Scriptgen immediately of any correspondence or notice given by ICN under either the License Agreement or the Letter Agreement, (iii) give Scriptgen notice of any default or likely default on the part of the Averett under the License Agreement or the Letter Agreement, and (iv) give Scriptgen a reasonable opportunity to cure on his behalf any default by the Averett under the License Agreement or the Letter Agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

      5. Right of First Refusal, Power of Attorney. Averett agrees that if he enters into a further license agreement with ICN pursuant to the terms of the Letter Agreement dated January 22, 1999 (the "Letter Agreement") between ICN and Averett for any of the compounds set forth on Exhibit 1 of the Letter Agreement, Averett will grant to Scriptgen a license with respect to such compounds on substantially the same terms and conditions set forth herein, with the exception that no additional sublicense fee shall be payable. In connection therewith, Averett hereby irrevocably constitutes and appoints Scriptgen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to exercise his rights under the Letter Agreement and any and all agreements, contracts, certificates or regulatory filings necessary to be executed by Averett in order to effect the license of such compounds, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      5. Miscellaneous.

            a. Term and Termination. This Agreement shall be effective from the date of its execution, which is set forth above, and shall continue in full force and effect in perpetuity unless terminated earlier in accordance with the provisions hereof. Scriptgen will have the right to terminate this Agreement by giving Averett ninety (90) days written notice thereof. If, pursuant to the last sentence of the first paragraph of Section 4 of the License Agreement, the termination of the License Agreement results in Averett receiving a fully paid-up exclusive license (exclusive even with respect to ICN) in perpetuity to the compounds described in the License Agreement, then Scriptgen will be entitled to an identical fully paid-up exclusive, perpetual license with respect to the same compounds. At Scriptgen's option, upon termination of the License Agreement, the sublicense granted hereunder will either terminate or will convert to a direct license between Scriptgen and ICN for the portion of any rights reverting to ICN pursuant to the same terms and conditions set forth in the License Agreement.

            b. Further Assurances. Each party shall, upon request of another party, from time to time, execute and deliver, and use its reasonable best efforts to cause other persons to execute and deliver all such further documents and instruments, and will do or use its reasonable best efforts of cause to be done such other acts, as such other party may reasonably request more completely to consummate and make effective the transactions contemplated by this Agreement.

            c. Notices. Notices and other communications provided for herein shall be in writing (including wire, telecopy or similar writing) and shall be sent, delivered, or telecopied to the addresses designated by each party in writing.

            d. Section Headings. The section headings in this Agreement are included for convenience only, are not a part of this Agreement, and shall not be used in construing it.

            e. Severability. In the event that any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part hereof.

            f. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            g. Governing Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

            h. Jurisdiction; Consent to Service of Process. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any state court or Federal court of the United States of America sitting in the District of Massachusetts in the Commonwealth of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts state or federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            i. Amendment and Modifications. This Agreement may be amended, modified and supplemented only by written agreement of the parties.

            j. Waiver of Compliance. No failure or delay by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

            k. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the heirs, successors and assigns of each of the parties.

      IN WITNESS WHEREOF, this Agreement is executed under seal as of the day and year first above written.

AVERETT:

                               /s/ Devron R. Averett
                               -------------------------------------------------
                               Devron R. Averett


SCRIPTGEN:

                               SCRIPTGEN PHARMACEUTICALS, INC.


                               By:  /s/ Mark T. Weedon
                                  ----------------------------------------------
                                    Name:  Mark T. Weedon
                                    Title: President and Chief Executive Officer

                                   EXHIBIT D-1

                ANADYS PROSECUTED AND OTHER LICENSED APPLICATIONS

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Allowed           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys


                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Abandoned         Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued/6,479,463  Licensors



                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors





                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                   EXHIBIT D-2

                              LICENSOR PATENTS AND
                               PATENT APPLICATIONS

       COUNTRY
RUTAN & TUCKER DOCKET
         NO.                  APPL. NO.       TITLE             INVENTOR                 STATUS
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

[...***...]             [...***...]    [...***...]        [...***...]  Allowed
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Superceded
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                   ASSIGNMENT

         WHEREAS, ICN Pharmaceuticals, Inc., a Delaware corporation, with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("ICN"), and Ribapharm Inc., a Delaware corporation with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("Ribapharm"), with ICN and Ribapharm being collectively referred to herein from time to time as "Assignors," own the rights to the patents and patent applications listed in Schedule A;

         AND WHEREAS, Anadys Pharmaceuticals, Inc., a Delaware corporation, with offices at 9050 Camino Santa Fe, San Diego, California 92121 ("Anadys"), Anadys being referred to herein from time to time as "Assignee," is desirous of acquiring the entire right, title and interest in and to said patents and patent applications listed in Schedule A;

         NOW THEREFORE, to all whom it may concern, be it known that pursuant to the Agreement dated December 20, 2002, Assignors have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest in and to all inventions and improvements claimed in all patents listed in Schedule A, and in and to all renewals thereof, which may be granted therefrom, and all extensions of such patents, which assignment is subject to Section 4.4 of the Agreement; and Assignors do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the Assignee, its successors and assigns;

                  AND, in accordance with the Agreement signed on December 20, 2002, Assignors do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the patents, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be;

                  AND, furthermore Assignor covenants and agrees with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by Assignors and that full right to convey the same as herein expressed is legally possessed.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand this 20th day of December, 2002.

ICN PHARMACEUTICALS, INC.

By: /s/ Harry Roosje
    ---------------------------
    Harry Roosje
    V.P. Legal

RIBAPHARM INC.

By: /s/ Johnson Lau
    ---------------------------
    Johnson Lau, MD, Ph.D.
    Chief Executive Officer

                            SCHEDULE A TO ASSIGNMENT

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  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

----------------------------------------------------------------------------------------------------------
  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------

                                           ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

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  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

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  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

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                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                    EXHIBIT F

                    UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:        [...***...]     Examiner:               [...***...]
Serial No.:       [...***...]     Group Art Unit:         1623
Filed:            [...***...]     Docket No.:             [...***...]
Title:            [...***...]

                      REVOCATION AND NEW POWER OF ATTORNEY

Commissioner for Patents
Washington, D.C. 20231

Dear Sir:

         The undersigned assignee of record hereby revokes any existing Powers of Attorney and appoints Merchant & Gould, P.C. as attorneys and/or patent agents with the full power to represent the applicant in connection with the above-identified application.

         Please direct all correspondence to [...***...], MERCHANT & GOULD P.C., P.O. Box 2903, Minneapolis, MN 55402-0903, telephone [...***...] and list This application to the Merchant & Gould Customer No. 23552.

                                                 ICN PHARMACEUTICALS, INC.

Date:______________________                      By: ___________________________
                                                     Harry Roosje
                                                     V.P. Legal

                                                 RIBAPHARM INC.

Date:______________________                      By: ___________________________
                                                     Johnson Lau, MD, Ph.D.
                                                     Chief Executive Officer

                                             ***CONFIDENTIAL TREATMENT REQUESTED

               [EXHIBIT F TO THE AGREEMENT DATED DECEMBER 20, 2002 BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                    UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:        [...***...]        Examiner:             [...***...]
Serial No.:       [...***...]        Group Art Unit:       1623
Filed:            [...***...]        Docket No.:           [...***...]
Title:            [...***...]

                      REVOCATION AND NEW POWER OF ATTORNEY

Commissioner for Patents
Washington, D.C. 20231

Dear Sir:

         The undersigned assignee of record hereby revokes any existing Powers of Attorney and appoints Merchant & Gould, P.C. as attorneys and/or patent agents with the full power to represent the applicant in connection with the above-identified application.

         Please direct all correspondence to [...***...], MERCHANT & GOULD P.C., P.O. Box 2903, Minneapolis, MN 55402-0903, telephone [...***...] and list This application to the Merchant & Gould Customer No. 23552.

                                               ICN PHARMACEUTICALS, INC.

Date:______________________                    By: _____________________________
                                                   Harry Roosje
                                                   V.P. Legal

                                               RIBAPHARM INC.

Date:______________________                    By: _____________________________
                                                   Johnson Lau, MD, Ph.D.
                                                   Chief Executive Officer

                                             ***CONFIDENTIAL TREATMENT REQUESTED

               [EXHIBIT F TO THE AGREEMENT DATED DECEMBER 20, 2002 BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

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